UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 26, 2007
Date of Report (Date of earliest event reported)
Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)
770-767-4500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     On April 26, 2007, Matria Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2007. The press release is furnished herewith as Exhibit 99.1.
     The attached press release includes the following non-GAAP measures, each of which is discussed in more detail below: (i) a presentation of earnings from continuing operations and earnings from continuing operations per diluted share, both of which exclude the effects of share-based compensation under FAS 123R; and (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding the effects of share-based compensation under FAS 123R. These measures are not measures of financial performance under GAAP and should not be considered as an alternative to the comparable GAAP measures discussed below. The Company has provided reconciling information to the most comparable GAAP measure for each of these non-GAAP measures in the press release.
     With respect to the presentation of earnings from continuing operations excluding the effects of FAS 123R, the Company considers earnings from continuing operations and earnings from continuing operations per diluted share, to be the most comparable GAAP measures. Under FAS 123R, “Share-Based Payment,” all stock-based payments to employees, including grants of employee stock options are to be expensed in the financial statements based on their fair value determined by applying a fair value measurement method. Management has excluded the effects of FAS 123R because it provides useful information to investors with regard to operating performance and to allow investors to compare, on a consistent basis, the first quarter ended March 31, 2007 results to prior periods that do not reflect the adoption of FAS 123R.
     With respect to the Company’s presentation of EBITDA excluding the effects of FAS 123R, the Company considers earnings from continuing operations to be the most comparable GAAP measure. The Company believes that the presentation of EBITDA provides useful information to investors regarding the Company’s ability to generate cash flows that can be used to service debt and invest in capital expenditures and also provides useful information to investors with regard to operating performance. EBITDA is also a component of certain financial covenants in the Company’s debt agreements.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

99.1 Press Release, dated April 26, 2007

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.
By:	/s/ Parker H. Petit

Parker H. Petit Chairman and Chief Executive Officer

Dated: April 27, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Press Release, dated April 26, 2007.